Q.guaranteed Service
Service Provided Through LCI International Telecom Corp., a Subsidiary of Qwest Communications International, Inc.

          Monthly Commitment and Term Agreement - Competitive Promotion

Select Term and Monthly Usage Commitment

      "Confidential Portion Deleted"  "Confidential Portion Deleted"  "Confidential Portion Deleted"  "Confidential Portion Deleted"
      [ ]                             [ ]                             [ ]                             [ ]
      "Confidential Portion Deleted"  "Confidential Portion Deleted"  "Confidential Portion Deleted"  "Confidential Portion Deleted"
      [ ]                             [ ]                             [ ]                             [ ]
      "Confidential Portion Deleted"  "Confidential Portion Deleted"  "Confidential Portion Deleted"  "Confidential Portion Deleted"
      [ ]                             [ ]                             [ ]                             [ ]
      "Confidential Portion Deleted"
      [ ]

                                          LCI OFFICE USE ONLY

Month to        800010   N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
Month Term      SGP5%
                810011-  810021-  810051-  810101-  810202-  810402-  810702-  811202-  812003-  813503-  815003-  817503-  819993-
1 Year Term     SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%

                820011-  820021-  820051-  820101-  820202-  820402-  820702-  821202-  822003-  823503-  825003-  827503-  829993-
2 Year Term [X] SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%

                830011-  830021-  830051-  830101-  830202-  830402-  830702-  831202-  832003-  833503-  835003-  837503-  839993-
3 Year Term     SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%    SGP5%

Definitions: "Agreement" refers to this Q.guaranteed Service Monthly Commitment and Term Agreement. "Customer" refers to the name of the entity executing this Agreement, which name is set forth below. "LCI" refers to LCI International Telecom Corp., a subsidiary of Qwest Communications International, Inc. "Term" shall refer to the term of this Agreement as designated above. "MRC" shall refer to Monthly Recurring Charge. "Excluded Charges" shall be defined as taxes and tax-related surcharges, international data services charges, MRCs (exclusive of internet access services MRCs,, domestic LCI frame relay service and permanent virtual circuit MRCs, private line interexchange carrier MRCs and central office connection MRCCs) and non-recurring charges. "Effective Date" shall mean the date upon which this Agreement is executed by both parties.

Tariff Considerations: LCI will provide to Customer, and Customer will receive from LCI (1) interstate and international telecommunications services(s) provided pursuant to LCI Tariffs FCC No. 1 and 2 (and any other applicable interstate and international tariff of LCI and/or its affiliates) and (2) intrastate telecommunications services provided pursuant to LCI's applicable state tariffs (all LCI tariffs referenced herein are collectively referred to as the "Tariff"). This Agreement is subject to and incorporates by reference the terms of the Tariff. LCI may modify the Tariff from time to time in accordance with law, which modifications may affect service(s) furnished to Customer.

Monthly Commitment: Customer hereby agrees to the minimum monthly usage commitment designated above ("Monthly Commitment"). During any month of the Term that Customer's total usage of Q.guaranteed Service falls below the Monthly Commitment, Customer shall pay for each such month the actual amount billed for Q.guaranteed Service plus the difference between that amount and the Monthly Commitment. To determine whether Customer satisfied the Monthly Commitment, LCI will count Customer's total monthly Q.guaranteed Service usage charges (based on the applicable Tariff rates associated with the designated and Monthly Commitment) less Excluded Charges ("Eligible Usage Charges").

The Guarantee: In consideration of Customer's commitment to use Q.guaranteed Service for the specified Term and at the Monthly Commitment level, LCI agrees to provide Q.guaranteed Service domestic switched and dedicated long distance services for the duration of this Agreement at the Tariff rates in effect on the Effective Date. This guarantee does not apply to rates for international services.

Regulatory Activity: Notwithstanding any statement to the contrary contained in this Agreement or the Tariff, in the event that any regulatory legislative body or court of competent jurisdiction promulgates regulations or modifies existing ones including, without limitation, regulations regarding compensation, access charges and/or universal service ("Regulatory Activity"), LCI reserves the right, at any time and without notice, to: (i) pass through Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; and/or (ii) modify the rates, including any guarantees, and/or other terms and conditions contained in this Agreement and/or the tariff to reflect the impact of such Regulatory Activity.

Termination: Either Customer or LCI may terminate this Agreement at the end of the initial Term by providing written notice at least thirty (30) days prior to the conclusion of such Term. Customer's notice of termination must be sent to:
LCI International Telecom Corp., a Qwest Communications Company, Attention:
Account Resolution Center, RA# 20275, 4650 Lakehurst Court, Dublin, OH 43017. If written notification is not submitted to LCI at least thirty (30) days prior to expiration of this Agreement and LCI has not given notice of termination to Customer, this Agreement shall automatically renew at the same Monthly Commitment level and Term and at the Tariff rates in effect at the time of such renewal. LCI is providing service pursuant to the Tariff and if Customer terminates early, Customer will be subject to the early termination charges stated in such Tariff.

Competitive Promotion:
(a) In consideration of Customer's commitment to use Q.guaranteed Service for the specified Term and at the Monthly Commitment level, LCI agrees to provide Q.guaranteed Service to Customer at the Tariff rates in effect on the Effective Date less a discount equal to five percent (5%) of Customer Eligible Usage Charges, which discount shall be applied to Customer's interstate usage.
(b) Customer represents that it has received from a competitor of LCI an offer comparable to the offer set forth in this Agreement.

Miscellaneous:
(a) Customer may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of LCI.
(b) This Agreement (including the Tariff) constitutes the entire agreement between the parties and supersedes any prior or contemporaneous proposals, discussions, or agreements, whether verbal or written, concerning Q.guaranteed Service. All amendments to this Agreement must be in writing and signed by both parties.
(c) In order to receive dedicated internet access service, Customer must sign an addendum to this Agreement.
(d) Customer authorizes LCI and its agents to (i) use billing and usage information related to Customer's account to evaluate whether Customer would benefit from other telecommunication services offered by LCI; and
         (ii) market such other telecommunications services to Customer.

AGREED TO AND ACCEPTED:

LCI INTERNATIONAL TELECOM CORP., A subsidiary of Qwest Communications International, Inc._____________________

                                              Print Customer Name

By: ________________________7-1_____________  By: _______________07/06/99________________
Authorized Signature        Date              Authorized Signature                Date

___Allen Ruiz_______________________________  ________Camilio Pereira____________________
Print Name                                    Print Name

____________________________________________  ____________C.E.O__________________________
Print Title                                            Print Title


ride the light

Q w e s t
                         QWEST INTERNET SOLUTIONS, INC.

                   Dedicated Internet Access Service Agreement

1. General. This Agreement is made by and between Qwest Internet Solutions, Inc., a Delaware corporation with an address at 555 Seventeenth Street, Denver, CO 80202 ("Qwest") and Customer ("Customer") as identified below. This Agreement shall be effective on the date that it is executed by Qwest following Customer's execution ("Effective Date"). This Agreement sets forth the terms and conditions pursuant to which Qwest shall provide to Customer the Qwest Dedicated Internet Access Service ("Service") described in Addendum A-2 hereto, which Addendum is incorporated by reference herein.

2. Rates and Charges; Payment. Customer agrees to pay all applicable rates and charges set forth on Addendum A-1 hereto, which Addendum is incorporated by reference herein. In addition to such rates and charges, Customer shall be responsible for all sales and use taxes, as well as any duties or levies, arising in connection with the Service, including without limitation, any and all fees and taxes which may be imposed by any Internet registration authority, in connection with the registration and maintenance of Customer's domain name(s) and/or Internet address(es) if any. Billing for the recurring component of the Service shall be monthly in advance. Payment for the non-recurring component of the Service, including initial set-up and installation fees, shall be payable upon execution of Addendum A-1. Charges shall be due upon Customer's receipt of invoice and payable within thirty (30) days of such date. Any amount not paid within such period shall bear interest at the lesser of (i) the rate of one and one-half percent (1 1/2%) per month, or (ii) the highest rate permitted by applicable law. If Customer reasonably and good faith disputes any portion of an invoice, Customer shall timely pay the full invoiced amount and provide Qwest, within thirty (30) days of payment, a written statement adequately supporting Customer's position regarding the dispute. Qwest shall determine in its good faith business judgment whether such invoiced items were erroneous, and shall issue a credit to Customer if it so determines. Qwest reserves the right to change or modify the rates and charges for the Service, or eliminate or modify certain components of the Service, upon not less than forty-five (45) days advance written notice to Customer. In the event of such a modification or elimination with respect to the Service, Customer may terminate this Agreement, without penalty, upon not less than thirty (30) days advance written notice to Qwest. Customer's execution of this Agreement signifies Customer's acceptance of Qwest's initial and continuing credit review and approval. Qwest reserves the right to withhold implementation of Service pending completion of Qwest's credit review and Qwest may condition initiation of Service on its receipt of a deposit or such other means to establish reasonable assurance of payment.

3. Term and Termination
(a) This Agreement shall be effective upon the Effective Date and continue until the expiration (or termination) of Addendum A-1 as issued pursuant hereto. Unless otherwise set forth in Addendum A-1, the term with respect to such Addendum A-1 (its "Term") shall commence on the date upon which, with respect to the Service ordered, the Service is made available for use by Customer, and continue for a period of twelve (12) months. Addendum A-1 may be terminated by either party at the end of its Term by giving written notice at least sixty (60) days prior thereto, but in the absence of such notice, such Addendum A-1 shall automatically renew under the same terms and conditions for a term equal to that of its original Term (such renewal term shall also be referred to herein as the "Term"). In the event Customer terminates the Agreement prior to the conclusion of the Term, Customer shall pay to Qwest all charges for Service provided through the effective date of such cancellation plus a cancellation charge determined as follows: (i) if the Term for the cancelled Service is one (1) year or less, then the cancellation charge shall be an amount equal to the balance of the monthly Service charges (then in effect at the time of cancellation) for such cancelled Service that would otherwise have become due for the unexpired balance of the Term; (ii) if the Term for the cancelled Service is longer than one (1) year and such cancellation becomes effective prior to the completion of the first year of the Term, the cancellation charge shall be an amount equal to the balance of the monthly Service charges (then in effect at the time of cancellation) for such cancelled year of the term, plus fifty percent (50%) of the the remainder of the Term beyond the first year; and (iii) if the Term for the cancelled Service is longer than one (1) year and such cancellation becomes effective after completion of the first year of the Term, the cancellation charge shall be an amount equal to fifty percent (50%) of the balance of the monthly Service charges (then in effect at the time of cancellation) for such cancelled Service that otherwise would have become due and payable for the unexpired portion of the Term. In addition, if Customer was granted a discount or waiver with respect to any non-recurring charges based on the duration of Customer's Term commitment (an "NRC Discount"), then Customer shall also pay an amount equal to the NRC Discount. It is agreed that Qwest's damages if Service is cancelled prior to the completion of the Term shall be difficult or impossible to ascertain, thus the amounts set forth herein are intended to establish liquidated damages in the event of cancellation and are not intended as a penalty.

(b) Qwest may terminate this Agreement and/or cease or suspend the provision of the Service upon default of Customer. Default includes: (i) the failure to pay any amount when due hereunder (after five (5) days prior notice of such failure to pay); (ii) the filing of a petition in bankruptcy by or against Customer; and
(iii) any material default of this Agreement including but not limited to violation of the "AUP" (as hereinafter defined) or conduct that Qwest, in its sole discretion, believes may subject Qwest to civil or criminal litigation, charges and/or damages. If Qwest has suspended the Service pursuant to this
Section 3(b), Qwest shall require a reconnection fee in order to resume Service. Termination shall not relieve Customer of its obligation to pay all fees for Service accrued and owing up to and including the date of termination or otherwise payable pursuant to Section 3(a) above, nor shall it preclude Qwest from pursuing any other remedies available to it, at law or in equity.

(c) In the event a law or regulatory action prohibits, substantially impairs or makes impracticable the provision of Service under this Agreement, as determined by Qwest, Qwest may, at its option and without liability, terminate this Agreement or modify the Service or the terms and conditions of this Agreement in order to conform to such action ("Regulatory Modification"); provided, however, that Qwest shall provide thirty (30) days written notice prior to Customer of any such Regulatory Modification, unless Qwest determines, in its good faith business judgment, that it is necessary to reduce the foregoing notice period. Use by Customer of the Service after implementation of a Regulatory Modification shall constitute acceptance by Customer of such changes.

4. Rights and Obligations of Customer. Customer represents that (a) it has full right and authority to enter into this Agreement; (b) it will not use the Service in any manner which is in violation of any law or governmental regulation, or Qwest's Acceptable Use Policy ("AUP") as amended from time to time by Qwest, which AUP is posted on Qwest's web site at (www.qwest.com) and which is incorporated by reference hrein; (c) the "Customer Data" (as hereinafter defined) will not violate or infringe the rights of others, including, without limitation, any patent, copyright, trademark, trade dress, trade secret, privacy, publicity, or other personal or proprietary right; (d) the Customer Data will not include indecent or obscene material or constitute a defamation or libel of Qwest or any third party and will not result in the obligation of Qwest to make payment of any third party licensing fees; and (e) it will comply with all relevant export and encryption laws and regulations of the United States. For purposes of this Section 4, "Customer Data" shall mean the text, data, images, sounds, photographs, illustrations, graphics, programs, coda and other materials transmitted through the Service hereunder.

5. Equipment or Software Not Provided By Qwest. Customer shall be solely responsible for the installation, operation, maintenance, use and compatibility of equipment or software not provided by Qwest and Qwest shall have no responsibility or liability in connection therewith. In the event that equipment or software not provided by Qwest impairs Customer's use of any Service: (a) Customer shall nonetheless be liable for payment for all Service provided by Qwest; and (b) any service specifications or service levels (and corresponding service credits) generally applicable to the Service shall not apply. Customer shall cooperate with Qwest in setting the initial configuration for its equipment's interface with the Service and comply with Qwest's instructions in connection therewith.

6. Rights and Obligations of Qwest; Disclaimer of Warranties (a) Qwest, at its sole discretion, may secure domain names and assign Internet address space (subject to reasonable availability) for the benefit of Customer during the Term, and Qwest will route those addresses on Qwest's network; it being understood and agreed that neither Customer nor any of its "Users" (as defined in the shall have the right to these addresses. Customer understands andon Customer's behalf and that Qwest shall retain ownership of all such IP addresses, and upon termination of the Agreement, Customer's access to and utilization of such IP addresses shall terminate.

(b) Customer agrees that it is solely responsible for assessing its own computer and transmission network needs and the results to be obtained therefrom and Qwest exercises no control whatsoever over the merchandise, information and services offered or accessible on the Internet. Qwest shall use commercially reasonable efforts to (i) monitor its network and its interconnection to other networks and (ii) maintain its network, including interconnections, in an operational state (except during scheduled

                                   Page 1 of 2

                                         (c) 1999 Qwest Internet Solutions, Inc.
                                                                    CONFIDENTIAL
                                                        DIA AGREEMENT REV 061099
maintenance) in order to provide Service in accordance with any applicable service level agreement ("SLA"). CUSTOMER ASSUMES TOTAL RESPONSIBILITY FOR CUSTOMER'S USE AND USERS' USE OF THE SERVICE, SOFTWARE OR EQUIPMENT PROVIDED BY QWEST, IF ANY, AND THE INTERNET CUSTOMER UNDERSTANDS AND AGREES FURTHER THAT THE INTERNET (1) CONTAINS MATERIALS SOME OF WHICH ARE SEXUALLY EXPLICIT OR MAY BE OFFENSIVE AND (2) IS ACCESSIBLE BY PERSONS WHO MAY ATTEMPT TO BREACH THE SECURITY OF QWEST'S AND/OR CUSTOMER'S NETWORK(S). QWEST HAS NO CONTROL OVER AND EXPRESSLY DISCLAIMS ANY LIABILITY OR RESPONSIBILITY WHATSOEVER FOR SUCH MATERIALS OR ACTIONS AND CUSTOMER AND CUSTOMER'S USERS ACCESS THE SERVICE AT CUSTOMER'S OWN RISK. EXCEPT AS SPECIFICALLY SET FORTH HEREINOR IN THE ADDENDUM, THE SERVICE AND RELATED SOFTWARE AND/OR EQUIPMENT PROVIDED BY QUEST, IF ANY, ARE PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS WITHOUT WARRANTIES OF ANY KIND EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NONINFRINGEMENT OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO ADVICE OR INFORMATION GIVEN BY QWEST, ITS AFFILIATES OR ITS CONTRACTORS OR THEIR RESPECTIVE EMPLOYEES SHALL CREATE A WARRANTY. Some states do not allow the limitation of implied warranty, and therefore certain provisions may not apply to customers located in those states.

7. Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT SHALL QWEST, ITS AFFILIATES OR AGENTS BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES ARISING FROM OR RELATED TO THE SERVICE OR THIS AGREEMENT WHETHER FOR, AMONG OTHER THINGS, BREACH OF WARRANTY OR ANY OBLIGATION ARISING THEREFROM, AND WHETHER LIABILITY IS ASSERTED IN, AMONG OTHER THINGS, CONTRACT OR TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE AND STRICT PRODUCT LIABILITY) WHETHER OR NOT QWEST HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE. QWEST'S LIABILITY HEREUNDER SHALL IN NO EVENT EXCEED AN AMOUNT EQUAL TO THE AVERAGE MONTHLY RECURRING CHARGE PAID BY CUSTOMER FOR THE SERVICE, SUCH AVERAGE MONTHLY CHARGE TO BE CALCULATED BASED UPON THE PERIOD COMMENCING ON THE EFFECTIVE DATE AND CONCLUDING ON THE DATE A CLAIM IS MADE. CUSTOMER HEREBY WAIVES ANY CLAIM THAT THESE EXCLUSIONS DEPRIVE IT OF AN ADEQUATE REMEDY OR CAUSE THIS AGREEMENT TO FAIL OF ITS ESSENTIAL PURPOSE. Except as specifically set forth in the SLA, the foregoing sets forth Customer's exclusive remedy for breach of this Agreement by Qwest. Some states do not allow the exclusion of incidental or consequential damages, and therefore certain provisions hereof may not apply to customers located in those states. The provisions of this Section 7 allocate the risks between Qwest and Customer and Qwest's pricing reflects the allocation of risk and limitation of liability specified herein.

8. Indemnity. Customer agrees to defend, indemnify and hold Qwest and its affiliates harmless from any and all liabilities, costs and expenses, including reasonable attorneys' fees, related to or arising from: (a) any breach of this Agreement by Customer or Users; (b) the use of the Service or the Internet or the placement or transmission of any information, software or other materials on the Internet by Customer or Users, including but not limited to any Customer Data; (c) acts or omissions of Customer, Customer's agents or contractors in connection with, among other things, the installation, maintenance, presence, use or removal of equipment or software not provided by Qwest connected to or to be connected to the Service; and (d) claims for infringement of any third party proprietary right, including copyright, patent, trade secret and trademark rights, arising from the use of any services, equipment and software not provided by Qwest.

9. Non-Solicitation of Employees. Customer shall not, during the Term of this Agreement and for a period of one (1) year thereafter, directly or indirectly solicit, employ, offer to employ, nor engage as a consultant, any employee of Qwest with whom Customer had contact pursuant to this Agreement.

10. Non-Disclosure. Except with respect to information in the public domain or which is legally required to be disclosed, Customer shall not disclose any of the terms and conditions of this Agreement to any third party during the Term and for a period of twelve (12) months thereafter.

11. Assignment. Customer shall not assign this Agreement or, unless set forth in Addendum A-1, the right to use the Service, without the prior written consent of Qwest.

12. Miscellaneous.
(a) Any dispute relating to this Agreement shall be submitted for binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association and judgment on any award entered therein may be entered in any court of competent jurisdiction. The venue for any such arbitration shall be Denver, Colorado.

(b) In the event that any portion of this Agreement is held to be unenforceable, the unenforceable portion shall be construed as nearly as possible to reflect the original intent of the parties and the remainder of the provisions shall remain in full force and effect.

(c) Qwest's failure to insist upon strict performance of any provision of this Agreement shall not be construed as a waiver of any of its rights hereunder.

(d) The terms and conditions of this Agreement, including all Addenda, shall prevail notwithstanding any different or additional terms and conditions of any purchase order or other form for purchase or payment submitted by Customer to Qwest.

(e) All terms and provisions of this Agreement which should by their nature survive the termination of this Agreement shall so survive, including but not limited to sections 3, 4, 6, 7, 8, 9, 10 and 12.

(f) Qwest is acting as an independent contractor and shall have exclusive control of the manner and means of performing its obligations.

(g) Qwest will not be responsible for performance of its obligations hereunder where delayed or hindered by war, riots, embargoes, strikes or acts of its vendors, suppliers, accidents, acts of God, or any other event beyond its control.

(h) All notices shall be sent by registered or certified mail or by overnight commercial delivery to the address set forth in this Agreement by each party. Notices to Qwest shall be sent to the attention of its General Counsel.
(i) This Agreement shall be governed by the laws of the State of New York. Any cause of action Customer may have with respect to the Service must be commenced within one (1) year after the claim or cause of action arises or such claim or cause of action is. In any proceeding to enforce the terms of this Agreement, the party prevailing shall be entitled to recover all of its expenses, including, without limitation, reasonable attorney's fees.

(j) This Agreement may be executed in separate counterparts including facsimile copies, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument and legally binding upon the parties.

(k) This Agreement, including the AUP (as such AUP may be amended from time to time). Addendum A-1 and Addendum A-2 constitutes the entire agreement between Customer and Qwest with respect to the Service. This Agreement may only be amended in a written agreement executed by authorized representatives of both parties hereto.


                                CUSTOMER


                                QWEST NET CORP.____________________
                                Print Customer Name

                                ____________________________07/6//99____
                                Signature of Authorized Representative      Date


                                Camilo Pereira,   CEO_____________________
                                Name and Title of Authorized Representative


                                Customer Address:

                                2999 NE 191 ST   #1008____________________

                                AVENTURA  ,  FL.   33180_________________


                                QWEST INTERNET SOLUTIONS, INC.

                                _____________________________7-6-99______
                                Signature of Authorized Representative     Date


                                DAVID HOROWITZ     ACCT EXECUTIVE______________
                                Name and Title of  Authorized Representative


                                   Page 2 of 2

                                         (c) 1999 Qwest Internet Solutions, Inc.
                                                                    CONFIDENTIAL
                                                        DIA AGREEMENT REV 061099

                                  Addendum A-1

                        Qwest Communications Corporation
                    Dedicated Internet Access Service Pricing
                                       for
                              QUESTNET CORPORATION

July 1, 1999

         DEDICATED INTERNET ACCESS PRICING FOR ONE (1) DS-3 CIRCUIT

1. Customer agrees to pay, for the a full DS-3 dedicated internet access circuit provided pursuant to this Agreement, a monthly recurring charge ("MRC") for Port access a MRC for access interconnection for each DS-3 circuit that is installed on Qwest's IP Network as set forth in the table below.

                           Dedicated                 Port Access Monthly                Local access Loop
                           Internet Access             Recurring Charge                  MRC from NPA/NXX
                           DS-3 circuit ties                  (MRC)                           305/935
                           In Megabits per
                           Second (MBPS)
                                 45 MBPS                 "Confidential Portion Deleted"      "Confidential Portion Deleted"

2.       No other discounts or credits shall apply.

3. Any other circuits purchased by Customer (other than a full DS-3 circuit provided herein) shall be priced separately. This Agreement shall be amended to include any additional circuits.

4. Qwest will waive all non-recurring port and access interconnection installation charges ("NRCs") if the full DS-3 circuit remains installed and used by Customer for the duration of the Initial Term. In the event Customer disconnects the full DS-3 circuit prior to the completion of the Initial Term, in addition to early termination charges set forth in Section 3 of the Agreement and usage charges accrued to the date of termination, Customer agrees to pay to Qwest, within thirty (30) days of the effective date of termination, all previously waived non-recurring installation charges (NRCs) associated with such full DS-3 circuit. The total non-recurring installation charges for the single full DS-3 circuit provided pursuant to this Agreement is five thousand three hundred fifty dollars "Confidential Portion Deleted".

5.       The initial term of this Agreement shall be for a period of twenty-four
         (24) months ("Initial Term"). The Initial Term of this Agreement shall commence on the "Acceptance Date" (as hereinafter defined) of the first circuit delivered to Customer pursuant to this Agreement and shall conclude twenty-four (24) months from the Acceptance Date of the last circuit delivered by Qwest to Customer pursuant to this Agreement. As used herein, "Acceptance Date" is the date in which Customer accepts delivery of the DS-3 circuit. If Customer fails to provide written notice to Qwest that such circuit is in material non-compliance with the industry standard applicable to such Services within five (5) days after notification by Qwest that such circuit is available to Customer for use and/or testing, Customer shall be deemed to have accepted such circuit as of the date of delivery by Qwest. Qwest shall begin billing Customer as of the Acceptance Date.

                                  Addendum A-1



6. Qwest agrees to install the full DS-3 Dedicated Internet Access Circuit within sixty (60) days of both parties' signature of this Agreement. If the circuit is not installed within this time frame, Customer may terminate the Agreement without liability for early termination charges.

7. Any other services ordered by Customer and provided by Qwest (other than the circuit provided pursuant to this Agreement) shall not be governed by the terms of this Addendum A-1.



                           _________________________07/06/99
                           Questnet Corp.             Date



                           _________________________________7-6-99___
                           Qwest Communications Corporation    Date



                           ----------------------------------------------
                           Reginald Phillips/Contract Administrator  Date














                                   Page 2of 2

                                  Addendum A-1

                        Qwest Communications Corporation
                    Dedicated Internet Access Service Pricing
                                       for
                              QUESTNET CORPORATION

July 1, 1999

         DEDICATED INTERNET ACCESS PRICING FOR ONE (1) DS-3 CIRCUIT

1. Customer agrees to pay, for the a full DS-3 dedicated internet access circuit provided pursuant to this Agreement, a monthly recurring charge ("MRC") for Port access a MRC for access interconnection for each DS-3 circuit that is installed on Qwest's IP Network as set forth in the table below.

                           Dedicated                 Port Access Monthly                Local access Loop
                           Internet Access             Recurring Charge                  MRC from NPA/NXX
                           DS-3 circuit ties                 (MRC)                            305/935
                           In Megabits per
                           Second (MBPS)
                                 45 MBPS                "Confidential Portion Deleted"       "Confidential Portion Deleted"

2.   No other discounts or credits shall apply.

3. Any other circuits purchased by Customer (other than a full DS-3 circuit provided herein) shall be priced separately. This Agreement shall be amended to include any additional circuits.

4. Qwest will waive all non-recurring port and access interconnection installation charges ("NRCs") if the full DS-3 circuit remains installed and used by Customer for the duration of the Initial Term. In the event Customer disconnects the full DS-3 circuit prior to the completion of the Initial Term, in addition to early termination charges set forth in Section 3 of the Agreement and usage charges accrued to the date of termination, Customer agrees to pay to Qwest, within thirty (30) days of the effective date of termination, all previously waived non-recurring installation charges (NRCs) associated with such full DS-3 circuit. The total non-recurring installation charges for the single full DS-3 circuit provided pursuant to this Agreement is five thousand three hundred fifty dollars ("Confidential Portion Deleted").

5.   The initial term of this Agreement shall be for a period of twenty-four
     (24) months ("Initial Term"). The Initial Term of this Agreement shall commence on the "Acceptance Date" (as hereinafter defined) of the first circuit delivered to Customer pursuant to this Agreement and shall conclude twenty-four (24) months from the Acceptance Date of the last circuit delivered by Qwest to Customer pursuant to this Agreement. As used herein, "Acceptance Date" is the date in which Customer accepts delivery of the DS-3 circuit. If Customer fails to provide written notice to Qwest that such circuit is in material non-compliance with the industry standard applicable to such Services within five (5) days after notification by Qwest that such circuit is available to Customer for use and/or testing, Customer shall be deemed to have accepted such circuit as of the date of delivery by Qwest. Qwest shall begin billing Customer as of the Acceptance Date.

                                  Addendum A-1



6. Qwest agrees to install the full DS-3 Dedicated Internet Access Circuit within sixty (60) days of both parties' signature of this Agreement. If the circuit is not installed within this time frame, Customer may terminate the Agreement without liability for early termination charges.

7. Any other services ordered by Customer and provided by Qwest (other than the circuit provided pursuant to this Agreement) shall not be governed by the terms of this Addendum A-1.



                             _________________________07/06/99
                             Questnet Corp.             Date



                             _________________________________7-6-99___
                             Qwest Communications Corporation   Date



                             ---------------------------------------------
                             Reginald Phillips/Contract Administrator Date




















                                   Page 2of 2

                              Qwest Communications
          Dedicated Internet Access Service Level Agreement Definition
                          Effective November 1st, 1998

                         End-to-End Network availability

For domestic Qwest Internet products and services provided under a signed agreement, Qwest is committed to maintain a network availability of 100%. Calculation
The calculation for end-to-end network availability for a given month is as follows:

         (24 Hours x # of Days in Month x Number of Sites) - Network Outage
                                       Time = Network

              (24 Hours x Days in Month x Number of Sites) Availability

Components Included
The performance of the following components of the products and services shall be included in the determination of Network Availability.

         All components of the Qwest IP Network (e.g. POPs, Routers, Circuits)

         Qwest-provided local access facilities used to access the Qwest IP Network (e.g. Local Loop)

Components Excluded
The following shall be excluded from any network outage time when calculating the Network Availability:

         The failure of any components beyond the premise of the Qwest demarcation (e.g. CPE)

         Scheduled network downtime during Qwest's maintenance window

         The failure of any components which cannot be corrected due to inaccessibility or causes beyond the reasonable control of Qwest

         Any customer ordered local telephone circuits

Network Availability Measurement and Remedies
Network outage time in the Network Availability calculation is measured based on the total outage time of all affected sites, subject to the included and excluded components set forth herein. An outage condition shall exist when a site is unable to transmit data when recorded in the trouble ticket system. Outage time is measured from the time the trouble ticket is opened to the time the site is again able to transmit and receive data.

Upon verification that the actual Network Availability is below the Committed Network Availability, Qwest shall evaluate the network and take corrective action to remedy the problem. If the Actual Network Availability falls below the Committed Network Availability, Qwest shall provide a service credit equal to 100 percent (100%) of one day's charge for all ports for each cumulative hour of service disruption.

                      Network Delay Service Level Agreement

For the Qwest IP service provided under a signed agreement, Qwest is committed to maintain an average roundtrip POP-to-POP (e.g. IP Backbone) on-network delay (Committed Network Delay) of 75 milliseconds.

Calculation
The calculation for average roundtrip network delay (Average Network Delay) for a given month is as follows based on the procedure criteria defined below:

      (SIGMA) (Roundtrip Delay for POP-POP trunks) = Average Network Delay

                         Total Number of POP-POP trunks

Components Included
The performance of the following components of the Products and Services shall be included in the determination of Average Network Delay:

         All components of the Qwest IP Network

Components Excluded
The following components shall be excluded in the determination of Average Network Delay:

         Equipment beyond Qwest's network demarcation

         International connections, peering interfaces to other ISPs and/or Qwest Internet gateways to other carrier products.

Average Network Delay Measurement and Remedies
Average Network Delay will be measured by a Qwest test in accordance with the following criteria:

         Software and hardware components capable of measuring application traffic and responses shall be placed at each site (e.g. POP) to be measured for roundtrip delay.

         Measurements shall be performed on an ongoing basis to adequately determine a consistent average performance level for the calculation, and posted to the Qwest Website.

Upon verification by Qwest that the actual Average Network Delay is below the Committed Network Delay, Qwest shall take corrective action to remedy the problem. If the Average Network Delay falls below the committed Network Delay within the calendar month, Qwest shall provide a service credit equal to 10% percent of the total monthly IP commitment with validated outages.

                        Reporting Service Level Agreement

For the Qwest IP services provided under a signed agreement, Qwest is committed to maintain a reporting guarantee of 10 minutes or less after Qwest's determination that the customer's service is unavailable.
Definition & Process
The calculation for Qwest's reporting guarantee is as follows based on the procedure defined below:

         Qwest will performs SNMP traps from customer's routers on an ongoing basis. If Qwest determines that the customer's service is unavailable (i.e. router isn't able to transmit and/or receive data), Qwest will contact customer within 10 minutes, via an agreed upon Method (i.e. pager, email, phone).

Customer Requirements

         Customer must provide a valid pager number (alpha text, or numerical) or fax number

         Customer can opt to provide VALID email address of customer contact

(Qwest will send out notification to the contact within 10 minutes of determined outage)

         Customer must provide access to the routers SNMP variables

         Customer is solely responsible for providing accurate contact information for customer's designated point of contact.

Components Included
The performance of the following components of the Qwest IP network shall be included in the determination of Reporting Guarantee:

         All components of the Qwest IP Network

Components Excluded
The following components shall be excluded in the determination of the Reporting
Guarantee:

         Equipment beyond Qwest's network demarcation

         International connections, peering interfaces to other ISPs and/or Qwest Internet gateways to other carrier products.

Upon verification by Qwest that the actual Reporting Guarantee was below the Committed Reporting Guarantee, Qwest shall provide a service credit equal to 100% percent of the daily charge for all ports with validated infringements for the applicable day. The customer may obtain no more than one credit per day, irrespective of how often in that day Qwest failed to meet the guarantee.

                                 SLA Enforcement

1. Who does the customer call if they experience a problem?

   The Network Operations Center via email or telephone.

2. What evidence is needed to apply for a service credit?

   The time stamp on the return email from the Network Operations Center stating when the problem was detected and when it was corrected.

3. How does the customer get credited?

The Network Operations Center will notify billing upon request by the customer, or the customer can email their trouble ticket notification direct to billing.

**Service level agreements for new customers begin to take effect on the first day of the second month after initial installation of service.

Qwest                              DEDICATED SERVICE REQUEST FORM

                                                                                                                    Page 1 of ______
                                                                                                                    Revised: 3/19/99

Customer acknowledges and agrees that Qwest Communications Corporation ("Qwest") is providing interstate and international telecommunications service(s) pursuant to Qwest Tariffs FCC Nos 2 and 3, and any other applicable state and international tariff of
Qwest and its affiliates and intrastate telecommunications services provided pursuant to Qwest's state tariffs governing such services (all Qwest tariffs referenced hrein are collectively referred to as "the Tariff") This Agreement is subject to, and incorporates by reference, the terms of the Tariff. Qwest may modify the Tariff from time to time in accordance with law. In the event of any inconsistency between this Form and the Tariff, the Tariff shall govern.
------------------------------------------------------------------------------------------------------------------------------------
ORDER DETAIL:                   ORDER TYPE:               PRODUCT:                 CONTRACT:             PROMO DETAIL:
------------------------------------------------------------------------------------------------------------------------------------
Sales Rep ID:___________        [X] New                   [X] Q.guaranteed         [ ] 1 Year            [ ]_____________________
Rep Name:___Ruiz________        [ ] Add                   [ ] Q.integrity D        [X] 2 Year            [X]_____________________
Distributor:____________        [ ] Supplement            [ ] Q.integrity E        [ ] 3 Year            [ ]_____________________
Revenue:________________        [ ] Cancel                [ ] Simply Guaranteed    Contract #________    [ ] ____________________
Account #:______________        [ ] Physical Change       [ ] Other____________    [ ] BCR#__________    Commit $_______20K______
Invoice Group:__________        [ ] Admin/Billing Change                                        INTERNAL USE ONLY
Discount Group:_________        [ ] Product Conversion               Alt Price Code_____________   Promo Codes___________________
Product Acct. ID:_______        [ ] Partial Disconnect               Related CORE # ____________   ______________  ______________
Customer Desired Date:__        [ ] Total Disconnect                 Order #s __________________   ______________  ______________
------------------------------------------------------------------------------------------------------------------------------------
                   CUSTOMER BILLING LOCATION:               TYPE OF SERVICE:                       OPTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Customer Name:_________________________________          [ ] T1 Access______________           [  ]  Enhanced 8XX*
Address:_______________________________________              [ ] W/Voice  [  ] W/8XX           [  ]  8XX Tailored Call Coverage*
City:__________________________ST:_____Zip_____          [ ] Point to Point T1__________       [  ]  Invoice Options*
Contact:_______________________ Phone:_________          [ ] Digital Data_______________       [  ]  Alternate Call Detail Media*
                                                         [ ] Analog Data________________       [  ]  Product Account Billing*
In accordance with Sections 69.3 and 69.115 of the FCC's [ ] Voice______________________       [  ]  PAC           [ ]8XX W/PAC
rules, Customer represents that the off network          [ ] Frame______________________             [ ] NV   [ ] V   [ ] Custom*
interconnection capabilities are:                        [ ] ATM________________________             # Digits_____ Index #_______
    Surcharge Exempt:   [  ] Yes    [X]  No              [X] DIA____DS-3________________       [  ]  Credit Card Billing*
    State Tax Exempt    [  ] Yes*   [X]  No  * Attach    [ ] Other______________________             * Attach appropriate form
    Fed. Tax Exempt     [  ] Yes*   [X]  No  Certificate
------------------------------------------------------------------------------------------------------------------------------------
               SERVICE LOCATION END A                                  SERVICE LOCATION END B
------------------------------------------------------------------------------------------------------------------------------------
Customer Name:________________________________________     Customer Name:___________________________________________________________
Address: _____________________________________________     Address:_________________________________________________________________
City: _____________________  ST:____  Zip_____________     City:____________________________  ST:_____  Zip_________________________
Contact:______________________________________________     Contact:_________________________________________________________________
Site Phone:________________  Fax:_____________________     Site Phone:______________  Fax:__________________________________________
Building:__________________  Floor:___Room:___________     Building:________________  Floor:_______ Room:___________________________
Access From ____:___to____:____  Time Zone:___________     Access From____:___to____:_____ Time Zone:_______________________________
Who is ordering Local Loop? [X] Qwest [ ] Cust             Who is ordering Local Loop?       [ ] Qwest    [ ] Cust
------------------------------------------------------------------------------------------------------------------------------------
         RECURRING CHARGES: (Attach Q.pricer)                                      NON-RECURRING/INSTALL CHARGES:
------------------------------------------------------------------------------------------------------------------------------------
Local Loop #1  IXC  Local Loop #2   Other#   Total MRC     Local Loop #1   IXC   Local Loop #2   Other    Total NRC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      *Explain                                             Please use Supplemental Service Agreement to list additional information.
------------------------------------------------------------------------------------------------------------------------------------
Installation:  The estimated due date is established according to the most current information available provided by the appropriate Local Exchange Carrier (LEC). Qwest shall not be liable or responsible for any installation delay. Qwest will attempt to notify the customer  as soon as possible with the reason for any delay and the revised estimated installation date.
Vendor Coordination Function:  (A savings will be recognized if the customer elects to coordinate circuit installation with the hardware vendor)
                          [  ] Customer will Coordinate                 [  ] Qwest will coordinate

Customer acknowledges and agrees that he is responsible for disconnecting service and circuits with its existing carrier(s) and
Qwest shall not be liable for any failure to disconnect service.

Expedite order:           [  ]  Yes (Additional charge will apply)      [  ] No
------------------------------------------------------------------------------------------------------------------------------------
Pricing:  The charges set forth herein are valid for thirty (30) days from the date of quote.  The local loop pricing set forth above represents a pass through of the charges set forth in the applicable local exchange carrier access tariff (s).
In accordance with Part 36 of the FCC's rules, the percentage of interstate traffic carried over the above ordered local loops will be:
            [  ] Greater than 10%          [  ] 10% or less
------------------------------------------------------------------------------------------------------------------------------------
Service Interruption:  In case of service interruption, Qwest's liability is governed by the terms of the Qwest Tariff.
------------------------------------------------------------------------------------------------------------------------------------
This Dedicated Service Request form is not valid and you will not receive service until a valid service agreement is signed by customer.
Authorized By:                                      Accepted By:

X_________________________________07/6/99______     X_____________________________________7-6-99____________________________________
   Customer Signature               Date            Sales Representative                   Date

Name:_____________CAMILO PEREIRA_______________     ______________________________________7-6-99____________________________________

                 (print or type)                    Sales Manager

Title: ___________________C.E.O._______________     ________________________________________________________________________________
                                                    Authorized Representative at Headquarters/Sales Office
------------------------------------------------------------------------------------------------------------------------------------



Qwest                                                                                                 DEDICATED SERVICE REQUEST FORM
                                                                                                                     Revised 3/19/99
                                                                                                             Page 2 of______________

Customer Name: ________________________                                         Account #: _______________
------------------------------------------------------------------------------------------------------------------------------------
                                                 EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
END A              Mfg/Type       Provided by      PBX        Key     END B            Mfg/Type        Provided by     PBX    Key
Phone System                                       [ ]        [ ]     Phone System                                     [ ]    [ ]
CSU/DSU                                    CUST                       CSU/DSU
Channel Bank                                                          Channel Bank
Drop & Insert                                                         Drop & Insert
Modem                                                                 Modem
Inside Wiring Req'd:  [X]Yes [ ]No   Jack: [X]New  [ ]Existing        Inside Wiring Req'd: [ ]Yes [ ] No  Jack: [ ] New  [ ]Existing
[ ]RJ11C [ ] RJ21X [ ] RJ48C [ ] RJ48S   [ ] Other DS 3 Terminal      [ ] RJ11C  [ ] RJ21X [ ] RJ48C [ ] RJ48S   [ ]Other___________
------------------------------------------------------------------------------------------------------------------------------------
Vendor:____________CUST_____________________________                  Vendor:
------------------------------------------------------------------------------------------------------------------------------------
Contact:  KEVIN LOCKERBY       Phone: 305 935 1080                    Contact:                     Phone:
------------------------------------------------------------------------------------------------------------------------------------
                                    TECHNICAL INFORMATION FOR T1 WITH VOICE
------------------------------------------------------------------------------------------------------------------------------------
Direction (DALs)       [ ] In         [ ] Out       [ ] 2 Way         Line Coding         [ ] AMI       [ ] B8ZS
                   (See Channel Assignment Below)                     Framing             [ ] SF        [ ] ESF
Outpulse Type          [ ] DP         [ ] DTMF      [ ]  MF           Wire                [ ] 2         [ ] 4
------------------------------------------------------------------------------------------------------------------------------------
8XX Service Required:                 [ ]  No       [ ]  Yes   [ ]  New (Reserve 8XX and attach 8XX Service Options form)
                                                               [ ]  Port (Attach 8XX Service Options form and 8XX LOA)
                                                               [ ]  Existing    [ ]  Change from Switched to Dedicated (Attach
                                                                                     Service Options form)
                                                                                [ ]  Change in AOS or other Options (Attach Service
                                                                                     Options form)
                                                                                [ ]  Change in Trunk Group Assignment (Enter in
                                                                                     Remarks)
------------------------------------------------------------------------------------------------------------------------------------
Centrex:    [ ]  Yes    [ ]  No        Main Billing Number___________     CLLI Name:________________________________________________
LEC Contact:_________________________________________________________     Phone: ___________________________________________________
New Access Code Desired:   [ ]  Yes - New Code_______________________     [ ]  No - Existing Code___________________________________
Address Signals:          [ ] DTMF   [ ] Rotary    [ ]  Both              Automatic Route Selection/Lease Cost Routing: [ ]Yes [ ]No
------------------------------------------------------------------------------------------------------------------------------------
                                        T1 CHANNEL ASSIGNMENT
------------------------------------------------------------------------------------------------------------------------------------
                            Trunk Group 1                Trunk Group 2                 Trunk Group 3            Trunk Group 4
------------------------------------------------------------------------------------------------------------------------------------
Trunk Type          [ ] In  [ ] Out [ ] 2 Way    [ ] In  [ ] Out  [ ] 2 Way   [ ] In  [ ] Out  [ ] 2 Way   [ ] In  [ ] Out [ ] 2 Way
------------------------------------------------------------------------------------------------------------------------------------
Channels Assigned
------------------------------------------------------------------------------------------------------------------------------------
Circuit ID
------------------------------------------------------------------------------------------------------------------------------------
Trunk Group ID
------------------------------------------------------------------------------------------------------------------------------------
Signaling   [ ] L   [ ] G  [ ] E & M      [ ] L   [ ] G  [ ] E & M       [ ] L   [ ] G  [ ]E & M        [ ]L  [ ] G  [ ] E & M
------------------------------------------------------------------------------------------------------------------------------------
Hunting     [ ] Most Idle  [ ] Least Idle [ ] Most Idle  [ ] Least Idle  [ ] Most Idle  [ ] Least Idle  [ ] Most Idle [ ] Least Idle
            [ ] Ascend     [ ] Descend    [ ] Ascend     [ ] Descend     [ ] Ascend     [ ] Descend     [ ] Ascend    [ ] Descend
------------------------------------------------------------------------------------------------------------------------------------
PAC Code Digits
------------------------------------------------------------------------------------------------------------------------------------
                            TECHNICAL INFORMATION FOR DIGITAL DATA / POINT TO POINT T1
------------------------------------------------------------------------------------------------------------------------------------
Data Speed: [ ] 19.2  [ ] 56K  [ ] 64K  [ ] 1.544M  [ ] Other____        Error Correction (56kbs only): [ ]  Yes      [ ] No
Framing:              [ ] ESF           [ ] SF                           Line Coding:                   [ ]  D4/AMI   [ ] B8ZS
------------------------------------------------------------------------------------------------------------------------------------
                                 TECHNICAL INFORMATION FOR ANALOG DATA
------------------------------------------------------------------------------------------------------------------------------------
Data Rate:            [ ] 9.6  [ ] 14.4  [ ] 19.2                        Wire:                  [ ]  2        [ ] 4
Line Conditioning:    [ ] C    [ ] D     [ ] None    [ ]  Other
------------------------------------------------------------------------------------------------------------------------------------
                              TECHNICAL INFORMATION FOR VOICE (OPX, FX, ARD)
------------------------------------------------------------------------------------------------------------------------------------
Wire:                 [ ] 2              [ ] 4                           Signaling:             [ ]  E & M    [ ]  Loop  [ ]  Ground
Effective Wiring:     [ ] Yes            [ ] No                          Outpulse Type:         [ ]  DP       [ ]  DTMF  [ ]  MF
------------------------------------------------------------------------------------------------------------------------------------
                  DIA           DS-3         DIRECT                               REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
               TO MIA DPO ALL CPE IS USED, PROVIDED AND MAINTAINED
------------------------------------------------------------------------------------------------------------------------------------

Qwest                                                                                     DEDICATED INTERNET ACCESS  xDSL ORDER FORM
                                                                                                                   Revised:  6/16/99
                                                                                                                         Page 1 of 4
------------------------------------------------------------------------------------------------------------------------------------
                                       ORDER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                     Sales Rep ID:
Customer ID:                                         Sales Rep Email Address:
CORE Order #:                                        Sales Rep Phone Number:
Order Date:                                          Sales Support Rep Name:
Company Name:                                        Sales Manager Name:
                                                     TC:
                                                     RVP:
------------------------------------------------------------------------------------------------------------------------------------
                                SERVICE DELIVERY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                      BILLING ADDRESS (if different from Service Address)
Address:____________________________________________________________________________________________________________________________
Address:____________________________________________________________________________________________________________________________
City:_______________________________________________________________________________________________________________________________
State:______________________________________________________________________________________________________________________________
Zip Code:___________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                 SERVICE ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Name:_______________________________________________________________________________________________________________________________
Address:____________________________________________________________________________________________________________________________
Email address:______________________________________________________________________________________________________________________
City:_______________________________________________ State:______________________________________________ Zip Code:_________________
NPA  XXX (where circuit will be installed):_________________________________________________________________________________________
DSL Provider: [ ] C    [ ]R    [ ] Other:
Order Type:   [X] New  [ ] Add [ ] Change   [ ] Disconnect
Installation Date: 60 Days                                                              Preferred install time: [ ]AM    [ ]PM
------------------------------------------------------------------------------------------------------------------------------------
                                    CONTACT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Primary Contact(s):                                  Telephone #: 305   935  1080       Email:
------------------------------------------------------------------------------------------------------------------------------------
Site Contact(s):  KEVIN LOCKERBY                     Telephone #:                       Email:
------------------------------------------------------------------------------------------------------------------------------------
Technical Contact(s): KEVIN LOCKERBY                 Telephone #:                       Email:
------------------------------------------------------------------------------------------------------------------------------------
Billing Contact(s):  CAMILLO PERIERA                 Telephone #                        Email:
------------------------------------------------------------------------------------------------------------------------------------
                               CIRCUIT/PRICING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
I.  Packaging                                                [ ]  Promotion 1       [ ] Promotion 2
------------------------------------------------------------------------------------------------------------------------------------
Term of Contract: [ ]1 yr  [X]2 yr  [ ] 3 yr  [ ] 4 yr  [ ]  Other              Circuit Termination Type:  [ ]  ISP  [ ] Corp LAN
------------------------------------------------------------------------------------------------------------------------------------
II. PRICING
------------------------------------------------------------------------------------------------------------------------------------
                         C                                            R                                 Reserved for Future
------------------------------------------------------------------------------------------------------------------------------------
Bandwidth               $ MRC     Prod.Code           Bandwidth      $MRC            Prod. Code
------------------------------------------------------------------------------------------------------------------------------------
                                                     128K/128K
------------------------------------------------------------------------------------------------------------------------------------
144K/144K                                            144K/144K
------------------------------------------------------------------------------------------------------------------------------------
192K/192K                                            192K/192K
------------------------------------------------------------------------------------------------------------------------------------
384K/384K                                            384K/384K
------------------------------------------------------------------------------------------------------------------------------------
                                                     512K/512K
------------------------------------------------------------------------------------------------------------------------------------
768K/768K                                            768K/768K
------------------------------------------------------------------------------------------------------------------------------------
1M/1M                                                1M/1M
------------------------------------------------------------------------------------------------------------------------------------
1.5M 384K                                            1.2M/1M
------------------------------------------------------------------------------------------------------------------------------------
                                                     2-3M/1M
------------------------------------------------------------------------------------------------------------------------------------
                                                     3M/1M
------------------------------------------------------------------------------------------------------------------------------------
384K/128K                                            5M/1M
------------------------------------------------------------------------------------------------------------------------------------
768K/384K                                            7.1M/1M
------------------------------------------------------------------------------------------------------------------------------------
MRC :"Confidential Portion Deleted"   DS-3                     NRC: $
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Version:   CMD06001

Qwest(R)                                                                             DEDICATED INTERNET ACCESS - xDSL ORDER FORM
                                                                                                                     Page 2 of 4
--------------------------------------------------------------------------------------------------------------------------------
                                                        INSTALLATION INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
Inside Wire Authorized: /X/ Yes  / / No  If no, continue to next section
--------------------------------------------------------------------------------------------------------------------------------
Dwelling: /X/ Office Building  / / Apartment  / / Town Home  / / Condo  / / Single Family
--------------------------------------------------------------------------------------------------------------------------------
Is the end-user building a multi-story structure:  /X/ Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Is it a multi-unit building?:  /X/ Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Ownership:  / / Own  /X/ Lease  / / Rent
--------------------------------------------------------------------------------------------------------------------------------
If lease/rent, Property Mgr name and Phone #:
--------------------------------------------------------------------------------------------------------------------------------
Is proof of insurance required to work on this property:  / / Yes  /X/ No
--------------------------------------------------------------------------------------------------------------------------------
If yes, provide fax number where proof of insurance should be faxed:
--------------------------------------------------------------------------------------------------------------------------------
Inside wiring special treatment: /X/ None  / / Wiring must be done by building manager  / / Wiring must be done by union workers
--------------------------------------------------------------------------------------------------------------------------------
Location of NID:
--------------------------------------------------------------------------------------------------------------------------------
Is there more than one phone closet at the end-user locations?  / / Yes  /X/ No
--------------------------------------------------------------------------------------------------------------------------------
Is the distance from the MPOE or NID to the router installation location more than 50 feet?:  /X/ Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Will the inside wiring need to be installed a above ceiling tiles?:  / / Yes  /X/ No
--------------------------------------------------------------------------------------------------------------------------------
Is there available inside wiring to the router location?:  /X/ Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Telephone lines:  / / Underground  / / Aerial
--------------------------------------------------------------------------------------------------------------------------------
                                                 CUSTOMER PREMISE EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------------
CPE:  /X/ Customer provided/Customer configured  / / Customer provided/DSL Supplier configured  / / DSL Supplier Provided
--------------------------------------------------------------------------------------------------------------------------------
No. of existing voice and Fax lines:
--------------------------------------------------------------------------------------------------------------------------------
No. of existing ISDN lines:                                                     ISDN Line C requested ADSL loc:  / / Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Primary Operating System:  / / Windows 95  / / Windows 3.X  / / Windows NT  / / Windows NT 3.5X  / / Windows NT 4.X
--------------------------------------------------------------------------------------------------------------------------------
/ / Mac  / / UNIX  / / Other
--------------------------------------------------------------------------------------------------------------------------------
Location of computer:
--------------------------------------------------------------------------------------------------------------------------------
Location of NID (telephone box):  / / Basement  / / Outside Premise  / / Inside Premise  / / Inaccessible
--------------------------------------------------------------------------------------------------------------------------------
                                                    END USER IP ADDRESSING
--------------------------------------------------------------------------------------------------------------------------------
/ / New or  / / Existing Customer IP Addresses: (List Addresses)                ISP:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
IS the Customer an ISP?   / / Yes  / / No                                       / / Static  / / Dynamic
--------------------------------------------------------------------------------------------------------------------------------
New IP Address Required?  / / Yes  / / No                                       Number of New IP Addresses#:
--------------------------------------------------------------------------------------------------------------------------------
NOTE: Only complete remainder of form for corporate end users.
--------------------------------------------------------------------------------------------------------------------------------
                                                     CORPORATE IP ADDRESSING
--------------------------------------------------------------------------------------------------------------------------------
What size IP address block should be assigned to customer:  / / /30  / / /29  / / /28  / / /27  / / /26  / / /25  / / /24
--------------------------------------------------------------------------------------------------------------------------------
Does the customer have an existing IP address block that is being used for this service?  / / Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Existing Customer IP Addresses: (List Addresses)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Is the Customer an ISP?  / / Yes  / / No                                        Use  / / Own domain email  / / Qwest email
--------------------------------------------------------------------------------------------------------------------------------
New IP Address Required?  / / Yes  / / No                                       Number of New IP Addresses*:
--------------------------------------------------------------------------------------------------------------------------------
* If the Customer is an ISP, one (1) Class C will be provided without justification. If the Customer is not an ISP and requesting more than 32 hosts (/27), complete the following:
--------------------------------------------------------------------------------------------------------------------------------
List all networks and subnets used by your organization, including those from other providers. Please include host counts for your Customer's subnets if you are an ISP.
--------------------------------------------------------------------------------------------------------------------------------
     Subnet Number             Subnet Mask             Hosts Today             Hosts in 3 Months             Usage
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Qwest(R)                                                                             DEDICATED INTERNET ACCESS - xDSL ORDER FORM
                                                                                                                     Page 3 of 4
--------------------------------------------------------------------------------------------------------------------------------
                                                       CORPORATE DOMAIN NAME SERVICE
--------------------------------------------------------------------------------------------------------------------------------
Domain Name Service:  / / Qwest Provided  / / Customer - List OS & version number of BIND:
--------------------------------------------------------------------------------------------------------------------------------
Primary DNS Required:  / / Yes  / / No                          Secondary DNS Required:  / / Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
* New Domain Required:  / / Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
New Domain Name (1st Choice):
--------------------------------------------------------------------------------------------------------------------------------
New Domain Name (2nd Choice):
--------------------------------------------------------------------------------------------------------------------------------
New Domain Name (3rd Choice):
--------------------------------------------------------------------------------------------------------------------------------
* Please complete the following information if a NEW domain is requested:
--------------------------------------------------------------------------------------------------------------------------------
Administrative Contact:
--------------------------------------------------------------------------------------------------------------------------------
NIC Handle (if known):                                          Name (Last, First):
--------------------------------------------------------------------------------------------------------------------------------
Phone Number:                                       Fax Number:                              Email:
--------------------------------------------------------------------------------------------------------------------------------
Technical Contact:
--------------------------------------------------------------------------------------------------------------------------------
NIC Handle (if known)                                           Name (Last, First):
--------------------------------------------------------------------------------------------------------------------------------
Phone Number:                                       Fax Number:                              Email:
--------------------------------------------------------------------------------------------------------------------------------
Billing Contact:
--------------------------------------------------------------------------------------------------------------------------------
NIC Handle (if known)                                           Name (Last, First):
--------------------------------------------------------------------------------------------------------------------------------
Phone Number:                                       Fax Number:                              Email:
--------------------------------------------------------------------------------------------------------------------------------
Primary Name Server:
--------------------------------------------------------------------------------------------------------------------------------
Primary Server Hostname:
--------------------------------------------------------------------------------------------------------------------------------
Primary Server Netaddress:
--------------------------------------------------------------------------------------------------------------------------------
Secondary Name Server:
--------------------------------------------------------------------------------------------------------------------------------
Secondary Name Hostname:
--------------------------------------------------------------------------------------------------------------------------------
Secondary Server Netaddress:
--------------------------------------------------------------------------------------------------------------------------------
                                                 CORPORATE NETWORK CONFIGURATION
--------------------------------------------------------------------------------------------------------------------------------
Type of Networking:  / / Bridging  /X/ IP Routing  / / IP Routing with NAT
--------------------------------------------------------------------------------------------------------------------------------
Preferred Customer PVC (optional):
--------------------------------------------------------------------------------------------------------------------------------
If using IP routing, Please enter network information below.

You Must provide network information unless you provide a configured CPE prior to the installation date.

--------------------------------------------------------------------------------------------------------------------------------
Customer Router IP:
----------------------------------------------------------------------------------------------
Client Router IP:
----------------------------------------------------------------------------------------------     WAN Side
Subnet Mask:                                                                                       Configuration
----------------------------------------------------------------------------------------------
Routing Protocol:  / / RIP-1  / / RIP-2  / / Static
----------------------------------------------------------------------------------------------
Broadcast IP:
--------------------------------------------------------------------------------------------------------------------------------
                                                      CORPORATE NETWORK CONFIGURATION (CONT)
--------------------------------------------------------------------------------------------------------------------------------
Client Router IP:
----------------------------------------------------------------------------------------------     LAN Side
Subnet Mask:                                                                                       Configuration
----------------------------------------------------------------------------------------------
Routing Protocol:  / / RIP-1  / / RIP-2  / / Static
--------------------------------------------------------------------------------------------------------------------------------
Use DHCP:  / / No  / / Yes
----------------------------------------------------------------------------------------------     DHCP
DHCP Server IP:
--------------------------------------------------------------------------------------------------------------------------------

Qwest(R)                                                                             DEDICATED INTERNET ACCESS - xDSL ORDER FORM
                                                                                                                     Page 4 of 4
--------------------------------------------------------------------------------------------------------------------------------
BOP4 Feed Type:  / / No Routes   / / Partial Routes*  / / Full Routes          *Qwest routes and Qwest Customer routes
--------------------------------------------------------------------------------------------------------------------------------
Does the Customer have any BGP Customers?  / / Yes  / / No  If yes, list their ASes:
--------------------------------------------------------------------------------------------------------------------------------
Provide a list of all routes that will be announced to Qwest:
--------------------------------------------------------------------------------------------------------------------------------
Additional Notes:
                  --------














--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     CORPORATE ROUTING
------------------------------------------------------------------------------------------------------------------------------------
BGP Required:    [X] Yes    [ ] No                                      List Autonomous System #'s:
------------------------------------------------------------------------------------------------------------------------------------
Single-homed:    [ ] Yes    [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Multi-homing Required:      [X] Yes  ([X] BGP   [ ] Static)          For BGP, list Autonomous System #'s:
                            [ ] No
------------------------------------------------------------------------------------------------------------------------------------
List all connections (DS1, DS3, etc.) to each ISP
------------------------------------------------------------------------------------------------------------------------------------
Connection Type:                                                        ISP:
------------------------------------------------------------------------------------------------------------------------------------
Connection Type:                                                        ISP:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Version:  CMD06001"

                                QUESTNET PRICES


Part I Equipment

                            6 GHz         WDSL*              WDSL*          ATM
                          Backbone         Hub              Remote        Network
   #   City               Equipment     Equipment          Equipment     Equipment
   1   Miami            "Confidential Portion Deleted" "Confidential Portion Deleted"
   2   Ft. Lauderdale   "Confidential Portion Deleted" "Confidential Portion Deleted"
   3   Boca raton       "Confidential Portion Deleted" "Confidential Portion Deleted"
   4   West Palm        "Confidential Portion Deleted" "Confidential Portion Deleted"
                        "Confidential Portion Deleted" "Confidential Portion Deleted"


Part II Installation

                            6 GHz          WDSL            ATM
                          Backbone          Hub          Network
   #   City               Equipment      Equipment      Equipment
   1   Miami            "Confidential Portion Deleted" "Confidential Portion Deleted"
   2   Ft. Lauderdale   "Confidential Portion Deleted" "Confidential Portion Deleted"
   3   Boca raton       "Confidential Portion Deleted" "Confidential Portion Deleted"
   4   West Palm        "Confidential Portion Deleted" "Confidential Portion Deleted"
                        "Confidential Portion Deleted" "Confidential Portion Deleted"

Part III Site Surveys, Frequency Coordination & FCC licensing                       "Confidential Portion Deleted"

Part IV System Engineering                                                          "Confidential Portion Deleted"

Part V TSM 2500 Backbone Network Management System                                  "Confidential Portion Deleted"

                                                                                    "Confidential Portion Deleted"

*(Prices Reflect a minimum commitment of 1000 Remotes)

Aventura Xtra Storage
2690 N.E. 191 Street
North Miami Beach, FL 33180

Unit #1124
   2 multiplexers 1.6M                                                "Confidential Portion Deleted"
   20-30 shelve
   computer and software                                              "Confidential Portion Deleted"
   various misc. items
   internet camera 3000                         Total                 "Confidential Portion Deleted"

Suite Unit
   20 computer and 20 ralks                                           "Confidential Portion Deleted"
   15 cobalts server
   8 monitors
   5 cisco routers              "Confidential Portion Deleted"        "Confidential Portion Deleted"
   3 dail-up server
   32 UPS                       "Confidential Portion Deleted"  each  "Confidential Portion Deleted"
   1 stand alone air condition                                        "Confidential Portion Deleted"
   various misc. items
                                                Total                 "Confidential Portion Deleted"

PH #8
   9 computers                  "Confidential Portion Deleted"        "Confidential Portion Deleted"
   1 switch                     "Confidential Portion Deleted"
   1' docstar                                                         "Confidential Portion Deleted"
                                                Total                 "Confidential Portion Deleted"

Roof #6
   6 antennas                                                         "Confidential Portion Deleted"

Equip. in Virginia                                                    "Confidential Portion Deleted"

Web Cafe
   20 computers                 "Confidential Portion Deleted"  each  "Confidential Portion Deleted"
   equipment. var.                                                    "Confidential Portion Deleted"
                                                Total                 "Confidential Portion Deleted"

                                               Grand Total            "Confidential Portion Deleted"

Wireless equipment -- see attached                                    "Confidential Portion Deleted"